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                                                                     Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Counsel" and "Financial Information" in the Statement of Additional Information, both included in Post-Effective Amendment Number 18 to the Registration Statement (Form N-1A, No. 33-57684) of Pacific Capital Funds and to the use of our report dated September 20, 2002, incorporated by reference therein.

                             /s/ Ernst & Young LLP


Columbus, Ohio

November 25, 2002